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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 19, 2001
                                                         ----------------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
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
         Delaware                                  0-22228                            11-3170868
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(State or other jurisdiction of             (Commission File No.)                   (IRS Employer
incorporation or organization)                                                     Identification No.)
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          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:               (516) 327-3000
                                                                  --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1 Press release dated October 18, 2001 which, among other things, highlights the Company's financial results for the quarter ended September 30, 2001. The Press Release also announces the declaration of a two-for-one stock split in the form of a 100% stock dividend and a quarterly cash dividend of $0.34 per common share.

ITEM 9. REGULATION FD DISCLOSURE.

         On October 18, 2001, Astoria Financial Corporation reported financial results for the quarter ended September 30, 2001 as detailed in the attached
Exhibit 99.1 Press Release. The Company also announced in the press release the declaration of a two-for-one stock split and a 10% increase in the quarterly cash dividend to $0.34 per common share. The new shares will be distributed and the cash dividend payable on December 3, 2001 to shareholders of record as of the close of business on November 15, 2001.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Acxt of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASTORIA FINANCIAL CORPORATION

                                              /s/ Peter J. Cunningham
                                              -----------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations
Dated: October 19, 2001



                                EXHIBIT INDEX





Exhibits Number      Description

      99.1 Press release dated October 18, 2001 which, among other things, highlights the Company's financial results for the quarter ended September 30, 2001. The Press Release also announces the declaration of a two-for-one stock split in the form of a 100% stock dividend and a quarterly cash dividend of $0.34 per common share.



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